Property and equipment, net	12 Months Ended
Dec. 31, 2017
Property and equipment, net
Property and equipment, net

5. Property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2016	2017
	RMB	RMB
Buildings	1,287,114	2,697,230
Machinery and equipment	719,947	1,299,553
Leasehold improvements	230,580	262,419
Vehicles	1,059,067	1,545,786
Furniture, office and electric equipment	152,973	207,953
Construction in progress	1,116,044	1,434,699

Total	4,565,725	7,447,640

Accumulated depreciation	(500,163)	(974,630)

Property and equipment, net	4,065,562	6,473,010

Depreciation expenses were RMB145,276, RMB301,668 and RMB522,853 for the years ended December 31, 2015, 2016 and 2017, respectively.

As at December 31, 2016 and 2017, the title certificates for certain buildings of the Group with an aggregate net book value of approximately RMB724,041 and RMB1,425,167, respectively, had not been obtained.